UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-00248
                 ---------------------------------------------

                            THE ADAMS EXPRESS COMPANY

--------------------------------------------------------------------------------
               (Exact name of Registrant as specified in charter)

           7 Saint Paul Street, Suite 1140, Baltimore, Maryland 21202
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                            Lawrence L. Hooper, Jr.
                          The Adams Express Company
                             7 Saint Paul Street
                                 Suite 1140
                           Baltimore, Maryland  21202


Registrant's telephone number, including area code: 410-752-5900

Date of fiscal year end:  December 31, 2008

Date of reporting period: December 31, 2008


Item 1. Reports to Stockholders.

Generation after generation - We Grow with you tm











                                        [Graphic]














                                            The Adams Express Company
                                               Annual Report 2008

                              2008 AT A GLANCE
--------------------------------------------------------------------------------

The Company

.. a closed-end equity investment company
.. objectives: preservation of capital
             reasonable income
             opportunity for capital gain
.. internally-managed
.. low expense ratio
.. low turnover
Stock Data (12/31/08)

                          NYSE Symbol............. ADX
                          Market Price.......... $8.03
                          52-Week Range $7.20 - $13.74
                          Discount...............16.4%
                          Shares Outstanding87,406,443

Summary Financial Information

                                                       Year Ended December 31
                                                        2008            2007
     ------------------------------------------------------------------------
     Net asset value per share                $        9.61   $        15.72
     Total net assets                           840,012,143    1,378,479,527
     Unrealized (depreciation)/appreciation    (111,981,824)     410,454,970
     Net investment income                       21,085,039       25,884,799
     Net realized gain                           32,965,241       60,426,376
     Total return (based on market price)           (38.9)%             9.4%
     Total return (based on net asset value)        (34.4)%             6.5%
     Expense ratio                                    0.48%            0.44%

     ------------------------------------------------------------------------

2008 Dividends and Distributions

                                 Amount
            Paid               (per share) Type
            -------------------------------------------------------
            March 1, 2008         $0.01    Long-term capital gain
            March 1, 2008          0.01    Short-term capital gain
            March 1, 2008          0.03    Investment income
            June 1, 2008           0.05    Investment income
            September 1, 2008      0.05    Investment income
            December 27, 2008      0.36    Long-term capital gain
            December 27, 2008      0.13    Investment income

            -------------------------------------------------------
                                  $0.64

            -------------------------------------------------------

2009 Annual Meeting of Stockholders

Location: Sheraton Baltimore North Hotel, Towson, MD
Date: March 19, 2009
Time: 9:00 a.m.


                               PORTFOLIO REVIEW
--------------------------------------------------------------------------------

                                  (unaudited)


  Ten Largest Portfolio Holdings (12/31/08)

                                            Market Value % of Net Assets
                                            ------------ ---------------
        Petroleum & Resources Corporation*  $ 42,445,283       5.0
        Microsoft Corp.                       22,939,200       2.7
        General Electric Co.                  22,485,600       2.7
        Pfizer Inc.                           19,835,200       2.4
        PepsiCo, Inc.                         19,717,200       2.4
        Oracle Corp.                          19,503,000       2.3
        Procter & Gamble Co.                  19,473,300       2.3
        Unilever plc ADR                      18,416,000       2.2
        Genentech, Inc.                       18,240,200       2.2
        Exxon Mobil Corp.                     17,163,450       2.0
                                            ------------      ----
          Total                             $220,218,433      26.2%
        ----------------------------------------------------------------

  * Non-controlled affiliate


  Sector Weightings (12/31/08)

                                    [CHART]

                     Consumer                    20.7%
                     Energy                      12.3%
                     Financial                   10.1%
                     Health Care                 15.8%
                     Industrials                 13.4%
                     Information Technology      11.7%
                     Materials                    1.1%
                     Telecom Services             1.4%
                     Utilities                    3.0%
                     Short-Term Investments      10.6%



                                                                             1

                            LETTER TO STOCKHOLDERS
--------------------------------------------------------------------------------


The Year in Review
In a stock market widely recognized as the worst since the Great Depression of the 1930s, the Fund was able to again beat its benchmarks, the Standard & Poor's 500 and the Lipper Large-Cap Core Mutual Fund Average. It is not particularly satisfying, however, to relate that, while outperforming, the return of the Fund was -34.4% compared to the S&P's -37.0% and the Large-Cap Core Average of -37.2%. As disappointing as these returns were, most markets overseas had even worse results.

Sectors of the portfolio with some of the best relative performance were not areas traditionally emphasized in our investment activities. Those sectors included consumer discretionary, technology, and telecommunication services. With our relatively low exposure in these sectors, the outperformance was only a modest help to the Fund's overall return. While the performance of the financial sector was the weakest in absolute terms, the Fund benefited from its underweight position and outperformance relative to the benchmark. Our substantial health care holdings, comprising one of our larger sector investments, outperformed the industry sector by a wide margin. Consumer staples, as is often the case during recessionary periods, also performed better than the overall market. Our overweighting of the energy and industrial sectors, on the other hand, did not serve us well in 2008. Our focus on dividend-paying stocks was an important factor in our better overall results as investors placed increased emphasis on cash generation and payouts. The build-up of cash and short-term investments in the second half of the year likewise contributed to the strong relative performance of the Fund.

The financial deterioration which began in 2007 accelerated in 2008, forcing the government to take the radical step of providing capital to banks and insurance companies in an effort to stabilize them and avert a complete collapse of the financial system in this country. In addition, large quantities of outstanding debt instruments were purchased or guaranteed by the Treasury Department to reduce the banks' exposure to losses. Several mergers of investment banks were also arranged. Similar measures were taken in numerous other countries as the crisis spread around the world.

With markedly reduced availability of credit from banks, the rest of the economy sank into recession late in 2007 and has yet to recover. Dramatic increases in energy prices in the first half of the year further hampered activity and sparked inflation fears. As with the credit crisis, the recession spread to other countries, reducing trade and further exacerbating the situation. The impact of the worldwide recession was quickly reflected in energy prices, which fell in the second half of the year even faster than they had risen earlier. The unemployment rate rose as companies in many industries reduced their activity and staffing. The deteriorating state of the domestic economy, as well as most others around the world, severely impacted stock prices, commodity prices, and the political landscape. Along with most others, the Fund was unable to avoid much of the devastation, causing the net unrealized gain in the portfolio to become an unrealized loss.

Investment Results
At the end of 2008, our net assets were $840,012,143 or $9.61 per share on 87,406,443 shares outstanding. This compares with $1,378,479,527 or $15.72 per share on 87,668,847 shares outstanding a year earlier.

Net investment income for 2008 was $21,085,039 compared to $25,884,799 for 2007. These earnings are equal to $0.25 and $0.30 per share, respectively, on the average number of shares outstanding throughout each year. Our 0.48% expense ratio (expenses to average net assets) in 2008 was once again very low compared to the fund industry in general.

Net realized gains amounted to $32,965,241 during the year, while the unrealized appreciation on investments decreased from $410,454,970 at December 31, 2007 to $(111,981,824) at year end.

Dividends and Distributions
The total dividends and distributions paid in 2008 were $0.64 per share compared to $1.03 in 2007. The table on page 19 shows the history of our dividends and distributions over the past fifteen years, including the annual rate of distribution as a percentage of the average daily market price of the Company's Common Stock. In 2008, the annual rate of distribution was 5.61% compared to 7.15% in 2007. As announced on November 13, 2008, a year-end distribution consisting of investment income of $0.13 per share and capital gains of $0.36 per share was made on December 27, 2008, both realized and taxable in 2008. On January 8, 2009, an additional distribution of $0.05 per

[PHOTO]


                               Douglas G. Ober,
                              Chairman and Chief
                               Executive Officer

2

share was declared to shareholders of record on February 13, 2009, payable March 1, 2009, representing the balance of undistributed net investment income and capital gains earned during 2008 and an initial distribution from 2009 net investment income, all taxable to shareholders in 2009.

Outlook for 2009
The dramatic actions taken in 2008 by the government to rebuild the financial system and bail out other industries have yet to bear fruit. A second tranche of capital for the banking sector is currently being allocated and the new administration is putting together a massive stimulus program. We believe these unprecedented efforts to increase liquidity in the markets and jump-start the economy will eventually bear fruit. The quick success of these measures is not assured, however, and the likelihood of the recession extending until late in 2009 or into 2010 appears high. Until such time as there are indications of either a turnaround or a further decline, we do not expect to see the stock market move outside of its current trading range.

A successful stimulus plan should begin to show results by the third quarter of this year, initially in the arrest of the decline in economic activity. The stock market should begin to recover ahead of the overall economy as valuations begin to capture the rising expectations of investors. Such an economic and market recovery may be impeded by the magnitude of the recessions outside the United States. As indicated previously, other countries have been taking measures similar to those by the U.S. to stem the declines in their economies. If those are not successful, the reverberations are likely to be felt domestically and any recovery delayed by several quarters. Likewise, given the importance of the U.S. consumer's spending to the GDP, further declines in home and stock prices in this country could also result in a more protracted and deeper recession.

The Fund's large cash/short-term investment position will gradually be put to use in the industries and companies which we believe have the greatest opportunities to benefit from the anticipated recovery in both the domestic and overseas economies. We will use the market's current period of volatility to build these positions, as valuations disconnect from the long-term fundamentals. The Fund will then be in a position to take the best advantage of the market's recovery as it unfolds. We constantly strive, as managers and shareholders, to position the Fund for success, turning challenging times such as these into opportunities for the future.

Share Repurchase Program
On December 11, 2008, the Board of Directors authorized the repurchase by management of up to 5% of the outstanding shares of the Company over the ensuing year. The repurchase program is subject to the same restriction as in the past, namely that shares can be repurchased when the discount of the market price of the shares from the net asset value is 10% or greater.

From the beginning of 2009 through January 23, 2009, a total of 206,800 shares have been repurchased at a total cost of $1,580,545 and a weighted average discount from net asset value of 15.5%.

                               -----------------

This Annual Report, along with the proxy statement for the Annual Meeting of Stockholders to be held in Baltimore on March 19, 2009, are expected to be mailed on or about February 17, 2009.

By order of the Board of Directors,

                  /s/ Douglas G. Ober    /s/ Joseph M. Truta
                  Douglas G. Ober,       Joseph M. Truta,

                  Chairman and Chief     President
                  Executive Officer

January 27, 2009

                                                                             3

                      STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

                               December 31, 2008


Assets
Investments* at value:
  Common stocks
    (cost $829,280,884)                                                          $709,503,064
  Non-controlled affiliate, Petroleum & Resources Corporation
    (cost $34,735,404)                                                             42,445,283
  Short-term investments (cost $89,342,508)                                        89,342,508
  Securities lending collateral (cost $116,405,576)                               116,405,576 $ 957,696,431
----------------------------------------------------------------------------------------------
Cash                                                                                                401,407
Dividends and interest receivable                                                                 1,213,315
Prepaid expenses and other assets                                                                 1,952,343
------------------------------------------------------------------------------------------------------------
      Total Assets                                                                              961,263,496
------------------------------------------------------------------------------------------------------------

Liabilities
Open written option contracts at value (proceeds $117,367)                                           31,250
Obligations to return securities lending collateral                                             116,405,576
Accrued pension liabilities                                                                       4,029,451
Accrued expenses and other liabilities                                                              785,076
------------------------------------------------------------------------------------------------------------
      Total Liabilities                                                                         121,251,353
------------------------------------------------------------------------------------------------------------
      Net Assets                                                                              $ 840,012,143
------------------------------------------------------------------------------------------------------------

Net Assets
Common Stock at par value $0.001 per share, authorized 150,000,000 shares;
  issued and outstanding 87,406,443 shares (includes 107,926 restricted shares,
  13,500 nonvested or deferred restricted stock units, and 8,268 deferred stock
  units) (note 6)                                                                             $      87,406
Additional capital surplus                                                                      953,953,437
Accumulated other comprehensive income (note 5)                                                  (6,035,795)
Undistributed net investment income                                                               1,754,228
Undistributed net realized gain on investments                                                    2,234,691
Unrealized appreciation/(depreciation) on investments                                          (111,981,824)
------------------------------------------------------------------------------------------------------------
      Net Assets Applicable to Common Stock                                                   $ 840,012,143
------------------------------------------------------------------------------------------------------------
      Net Asset Value Per Share of Common Stock                                                       $9.61
------------------------------------------------------------------------------------------------------------

*See schedule of investments on pages 13 through 15.

The accompanying notes are an integral part of the financial statements.

4

                            STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                         Year Ended December 31, 2008

Investment Income
  Income:
    Dividends:
      From unaffiliated issuers                                     $  23,929,649
      From non-controlled affiliate                                       918,445
    Interest and other income                                           1,813,952
----------------------------------------------------------------------------------
        Total income                                                   26,662,046
----------------------------------------------------------------------------------
  Expenses:
    Investment research                                                 2,182,538
    Administration and operations                                       1,230,205
    Directors' fees                                                       391,010
    Transfer agent, registrar, and custodian                              330,759
    Reports and stockholder communications                                311,350
    Travel, training, and other office expenses                           295,182
    Investment data services                                              215,637
    Occupancy                                                             154,870
    Auditing and accounting services                                      132,404
    Insurance                                                              99,492
    Legal services                                                         51,845
    Other                                                                 181,715
----------------------------------------------------------------------------------
        Total expenses                                                  5,577,007
----------------------------------------------------------------------------------
        Net Investment Income                                          21,085,039
----------------------------------------------------------------------------------
Change in Accumulated Other Comprehensive Income (note 5)              (4,055,632)
----------------------------------------------------------------------------------

Realized Gain and Change in Unrealized Appreciation on Investments
  Net realized gain on security transactions                           25,753,050
  Net realized gain distributed by regulated investment company
    (non-controlled affiliate)                                          5,620,009
  Net realized gain on written option contracts                         1,592,182
  Change in unrealized appreciation on investments                   (522,436,794)
----------------------------------------------------------------------------------
        Net Loss on Investments                                      (489,471,553)
----------------------------------------------------------------------------------
Change in Net Assets Resulting from Operations                      $(472,442,146)
----------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                                                                             5

                      STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                          For the Year Ended
                                                                    ------------------------------
                                                                     Dec. 31, 2008   Dec. 31, 2007
---------------------------------------------------------------------------------------------------
From Operations:
  Net investment income                                             $   21,085,039  $   25,884,799
  Net realized gain on investments                                      32,965,241      60,426,376
  Change in unrealized appreciation on investments                    (522,436,794)     (8,301,286)
  Change in accumulated other comprehensive income (note 5)             (4,055,632)       (156,058)
---------------------------------------------------------------------------------------------------
        Change in net assets resulting from operations                (472,442,146)     77,853,831
---------------------------------------------------------------------------------------------------

Distributions to Stockholders From:
  Net investment income                                                (22,378,500)    (27,409,018)
  Net realized gain from investment transactions                       (32,528,278)    (60,607,292)
---------------------------------------------------------------------------------------------------
        Decrease in net assets from distributions                      (54,906,778)    (88,016,310)
---------------------------------------------------------------------------------------------------

From Capital Share Transactions:
  Value of shares issued in payment of distributions                    17,225,925      33,223,573
  Cost of shares purchased (note 4)                                    (28,955,931)    (22,516,525)
  Deferred compensation (notes 4, 6)                                       611,546         516,648
---------------------------------------------------------------------------------------------------
        Change in net assets from capital share transactions           (11,118,460)     11,223,696
---------------------------------------------------------------------------------------------------
        Total Change in Net Assets                                    (538,467,384)      1,061,217

Net Assets:
  Beginning of year                                                  1,378,479,527   1,377,418,310
---------------------------------------------------------------------------------------------------
  End of year (including undistributed net investment
    income of $1,754,228 and $3,033,710, respectively)              $  840,012,143  $1,378,479,527
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

6

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Significant Accounting Policies

The Adams Express Company (the Company) is registered under the Investment Company Act of 1940 as a diversified investment company. The Company is an internally-managed fund whose investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by Company management. Management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Company ultimately realizes upon sale of the securities.

Affiliated Companies -- Investments in companies 5% or more of whose outstanding voting securities are held by the Company are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940.

Security Valuation -- Investments in securities traded on a national security exchange are valued at the last reported sale price on the day of valuation. Over-the-counter and listed securities for which a sale price is not available are valued at the last quoted bid price. Short-term investments (excluding purchased options and money market funds) are valued at amortized cost, which approximates fair value. Purchased and written options are valued at the last quoted bid and asked price, respectively. Money market funds are valued at net asset value on the day of valuation.

The Company adopted Financial Accounting Standard Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"), effective January 1, 2008. There was no impact on the fair value of assets individually or in aggregate upon adoption. In accordance with FAS 157, fair value is defined as the price that the Company would receive upon selling an investment in an orderly transaction to an independent buyer. FAS 157 established a three-tier hierarchy to establish classification of fair value measurements, summarized as follows:

  . Level 1 -- fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments,
  . Level 2 -- fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments,
  . Level 3 -- fair value is determined using the Company's own assumptions, developed based on the best information available in the circumstances.

The Company's investments at December 31, 2008 were classified as follows:

                              Investment in
                               securities   Written options
                              ------------- ---------------
                     Level 1  $915,003,923      $31,250
                     Level 2    42,692,508*       --
                     Level 3       --             --
                     --------------------------------------
                     Total    $957,696,431      $31,250
                     --------------------------------------

*Consists of short-term investments other than money market funds.

2. Federal Income Taxes

The Company's policy is to distribute all of its taxable income to its shareholders in compliance with the requirements of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. For federal income tax purposes, the identified cost of securities at December 31, 2008 was $1,069,277,121, and net unrealized depreciation aggregated $(111,580,690), which the related gross unrealized appreciation and depreciation were $141,991,563 and $253,572,253, respectively. As of December 31, 2008, the tax basis of distributable earnings was $1,009,961 of undistributed ordinary income and $1,767,023 of undistributed long-term capital gain.

Distributions paid by the Company during the year ended December 31, 2008 were classified as ordinary income of $23,253,237 and long-term capital gain of $31,653,541. In comparison, distributions paid by the Company during the year ended December 31, 2007 were classified as ordinary income of $34,249,231 and long-term capital gain of $53,767,079. The distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Accordingly, periodic reclassifications are made within the Company's capital accounts to reflect income and gains available for distribution under income tax regulations. Any income tax-related interest or penalties would be classified as income tax expense.

                                                                             7

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


3. Investment Transactions

The Company's investment decisions are made by a committee of management, and recommendations to that committee are made by the research staff.

Purchases and sales of portfolio securities, other than options and short-term investments, during the year ended December 31, 2008 were $193,895,367 and $229,341,563, respectively. Options may be written (sold) or purchased by the Company. For written options, covered calls or collateralized puts require deposits of securities or cash to be segregated with the custodian to guarantee delivery or payment if the options are exercised. When an option is written, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from unexercised options are treated as realized gains from investments on the expiration date. Premiums received from exercised put options reduce the cost basis of the securities purchased, and premiums received from exercised call options are added to the proceeds from the sale of the underlying security in determining whether there is a realized gain or loss. The Company as writer of an option bears the risks of possible illiquidity of the option markets and the unfavorable change in the price of the security underlying the written option. The risk associated with purchasing an option is limited to the premium originally paid for the option. A schedule of outstanding option contracts as of December 31, 2008 can be found on page 16.

Transactions in written covered call and collateralized put options during the year ended December 31, 2008 were as follows:

                                 Covered Calls      Collateralized Puts
                              -------------------  --------------------
                              Contracts  Premiums  Contracts  Premiums
                              --------- ---------  --------- ----------
       Options outstanding,
        December 31, 2007       1,757   $ 197,788    1,726   $  194,530
       Options written          6,050     733,652    8,482    1,054,904
       Options terminated in
        closing purchase
        transactions           (1,150)   (147,824)    --         --
       Options expired         (5,714)   (668,577)  (6,800)    (838,821)
       Options exercised         (743)    (92,389)  (2,676)    (315,896)
       -----------------------------------------------------------------
       Options outstanding,
        December 31, 2008         200   $  22,650      732   $   94,717
       -----------------------------------------------------------------

4. Capital Stock

The Company has 10,000,000 authorized and unissued preferred shares, $0.001 par value.

On December 27, 2007, the Company issued 2,381,872 shares of its Common Stock at a price of $13.945 per share (the average market price on December 10, 2007) to stockholders of record November 21, 2007 who elected to take stock in payment of the distribution from 2007 capital gain and investment income. In addition, 597 shares were issued at a weighted average price of $14.00 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

On December 27, 2008, the Company issued 2,149,685 shares of its Common Stock at a price of $8.01 per share (the average market price on December 8, 2008) to stockholders of record November 21, 2008 who elected to take stock in payment of the distribution from 2008 capital gain and investment income. In addition, 898 shares were issued at a weighted average price of $10.31 per share as dividend equivalents to holders of deferred stock units and restricted stock units under the 2005 Equity Incentive Compensation Plan.

The Company may purchase shares of its Common Stock from time to time at such prices and amounts as the Board of Directors may deem advisable. Transactions in Common Stock for 2008 and 2007 were as follows:

                                  Shares                    Amount
                          ----------------------  --------------------------
                             2008        2007         2008          2007
                          ----------  ----------  ------------  ------------
  Shares issued in
   payment of
   distributions           2,150,583   2,382,469  $ 17,225,925  $ 33,223,573
  Shares purchased (at
   a weighted average
   discount from net
   asset value of
   14.8% and 13.2%,
   respectively)          (2,457,547) (1,585,773)  (28,955,931)  (22,516,525)
  Net activity under the
   2005 Equity
   Incentive
   Compensation
   Plan                       44,560      33,928       611,546       516,648
  ---------------------------------------------------------------------------
  Net change                (262,404)    830,624  $(11,118,460) $ 11,223,696
  ---------------------------------------------------------------------------

5. Retirement Plans

The Company's non-contributory qualified defined benefit pension plan ("qualified plan") covers all employees with at least one year of service. In addition, the Company has a non-contributory nonqualified defined benefit plan which provides eligible employees with retirement benefits to supplement the qualified plan. Benefits are based on length of service and compensation during the last five years of employment.

The funded status of the plans is recognized as an asset (overfunded plan) or a liability (underfunded plan) in

8

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

the Statement of Assets and Liabilities. Changes in the prior service costs and accumulated actuarial gains and losses are recognized as accumulated other comprehensive income, a component of net assets, in the year in which the changes occur.

The Company uses a December 31 measurement date for its plans.

                                                       2008         2007
                                                   -----------  -----------
   Change in benefit obligation
   Benefit obligation at beginning of year         $10,630,813  $ 9,850,091
   Service cost                                        345,420      487,315
   Interest cost                                       459,209      568,495
   Actuarial (gain)/loss                               784,450     (124,121)
   Plan changes                                         89,030           --
   Benefits paid                                      (156,908)    (150,967)
   -------------------------------------------------------------------------
   Benefit obligation at end of year               $12,152,014  $10,630,813
   -------------------------------------------------------------------------

   Change in plan assets
   Fair value of plan assets at beginning of year  $11,003,091  $10,834,484
   Actual return on plan assets                     (2,723,620)     319,574
   Employer contribution                                    --           --
   Benefits paid                                      (156,908)    (150,967)
   -------------------------------------------------------------------------
   Fair value of plan assets at end of year        $ 8,122,563  $11,003,091
   -------------------------------------------------------------------------
   Funded status                                   $(4,029,451) $   372,278
   -------------------------------------------------------------------------

Items recognized in accumulated other comprehensive income:

                                                    2008       2007
                                                 ---------- ----------
         Prior service cost                      $  234,938 $  241,768
         Net loss                                 5,800,857  1,738,395
         -------------------------------------------------------------
         Accumulated other comprehensive income  $6,035,795 $1,980,163
         -------------------------------------------------------------

In 2009, the Company estimates that $105,232 of prior service cost and $546,123 of net losses, for a total of $651,355, will be amortized from accumulated other comprehensive income into net periodic pension cost.

The accumulated benefit obligation for all defined benefit pension plans was $10,812,861 and $9,086,788 at December 31, 2008 and 2007, respectively.

                                                     2008       2007
                                                  ---------  ---------
         Components of net periodic pension cost
         Service cost                             $ 345,420  $ 487,315
         Interest cost                              459,209    568,495
         Expected return on plan assets            (691,794)  (855,553)
         Prior service cost component                95,860     94,508
         Net loss component                         137,401    162,625
         --------------------------------------------------------------
         Net periodic pension cost                $ 346,096  $ 457,390
         --------------------------------------------------------------

                                                     2008        2007
                                                  ----------  ---------
       Changes recognized in accumulated other
        comprehensive income
       Net loss                                   $4,199,863  $ 413,191
       Prior service cost                             89,030         --
       Amortization of net loss                     (137,401)  (162,625)
       Amortization of prior service cost            (95,860)   (94,508)
       -----------------------------------------------------------------
       Change in accumulated other comprehensive
        income                                    $4,055,632  $ 156,058
       -----------------------------------------------------------------

Assumptions used to determine benefit obligations are:

                                                  2008  2007
                                                  ----- -----
                   Discount rate                  6.32% 6.00%
                   Rate of compensation increase  7.00% 7.00%

The assumptions used to determine net periodic pension cost are:

                                                       2008  2007
                                                       ----- -----
             Discount rate                             6.00% 5.75%
             Expected long-term return on plan assets  7.25% 8.00%
             Rate of compensation increase             7.00% 7.00%

The assumption used to determine expected long-term return on plan assets was based on historical and future expected returns of multiple asset classes in order to develop a risk-free real rate of return and risk premiums for each asset class. The overall rate for each asset class was developed by combining a long-term inflation component, the risk-free real rate of return, and the associated risk premium. A weighted average rate was developed based on those overall rates and the target asset allocation of the plan.

The asset allocations at December 31, 2008 and 2007, by asset category, were as follows:

                                                    2008 2007
                                                    ---- ----
                  Asset Category
                  Equity Mutual Funds & Securities  44%  43%
                  Fixed Income Mutual Funds         56%  57%

Equity securities included common stock of the Company in the amount of $455,444 (5% of total plan assets) and $778,577 (7% of total plan assets) at December 31, 2008 and 2007, respectively. The primary objective of the Company's pension plan is to provide capital appreciation, current income, and preservation of capital through a diversified portfolio of stocks and fixed income securities.

The Company's policy is to contribute annually to the plans those amounts that can be deducted for federal income tax purposes, plus additional amounts as the Company deems appropriate in order to provide assets sufficient to meet benefits to be paid to plan participants. The Company made no contributions to the plans in 2008 and anticipates contributions of approximately $500,000 in 2009.

The following benefit payments, which reflect expected future service and certain assumptions, are eligible to be paid in the years indicated:

                                        Pension Benefits
                                        ----------------
                       2009                $5,140,000
                       2010                   321,800
                       2011                   312,600
                       2012                   303,700
                       2013                   294,900
                       Years 2014-2018      3,976,000

                                                                             9

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


The Company also sponsors a defined contribution plan that covers substantially all employees. The Company expensed contributions to this plan of $169,438 and $187,345 for the years ended December 31, 2008 and December 31, 2007, respectively. The Company does not provide postretirement medical benefits.

6. Equity-Based Compensation

Although the Stock Option Plan of 1985 ("1985 Plan") has been discontinued and no further grants will be made under this plan, unexercised grants of stock options and stock appreciation rights granted in 2004 and prior years remain outstanding. The exercise price of the unexercised options and related stock appreciation rights is the fair market value on date of grant, reduced by the per share amount of capital gains paid by the Company during subsequent years. All options and related stock appreciation rights terminate 10 years from date of grant, if not exercised.

A summary of option activity under the 1985 Plan as of December 31, 2008, and changes during the period then ended, is presented below:

                                                  Weighted-  Weighted-
                                                   Average    Average
                                                  Exercise   Remaining
                                         Options    Price   Life (Years)
                                         -------  --------- ------------
       Outstanding at December 31, 2007  146,804   $11.63       3.47
       Exercised                         (10,386)    8.70        --
       Forfeited                         (14,022)   15.62        --
       -----------------------------------------------------------------
       Outstanding at December 31, 2008  122,396   $11.05       2.80
       -----------------------------------------------------------------
       Exercisable at December 31, 2008   74,096   $10.51       2.61
       -----------------------------------------------------------------

The options outstanding as of December 31, 2008 are set forth below:

                                                    Weighted   Weighted
                                                    Average    Average
                                          Options   Exercise  Remaining
      Exercise price                    Outstanding  Price   Life (Years)
      --------------                    ----------- -------- ------------
      $7.00-$9.24                          25,062    $ 7.74      2.91
      $9.25-$11.49                         60,208      9.87      3.53
      $11.50-$13.74                         --         --         --
      $13.75-$16.00                        37,126     15.18      1.55
      -------------------------------------------------------------------
      Outstanding at December 31, 2008    122,396    $11.05      2.80
      -------------------------------------------------------------------

Compensation cost resulting from stock options and stock appreciation rights granted under the 1985 Plan is based on the intrinsic value of the award, recognized over the award's vesting period, and remeasured at each reporting date through the date of settlement. The total compensation cost/(credit) recognized for the year ended December 31, 2008 was $(328,271).

The 2005 Equity Incentive Compensation Plan ("2005 Plan"), adopted at the 2005 Annual Meeting, permits the grant of stock options, restricted stock awards and other stock incentives to key employees and all non-employee directors. The 2005 Plan provides for the issuance of up to 3,413,131 shares of the Company's Common Stock, including both performance and nonperformance-based restricted stock. Performance-based restricted stock awards vest at the end of a specified three year period, with the ultimate number of shares earned contingent on achieving certain performance targets. If performance targets are not achieved, all or a portion of the performance-based restricted shares are forfeited and become available for future grants. Nonperformance-based restricted stock awards vest ratably over a three year period and nonperformance-based restricted stock units (granted to non-employee directors) vest over a one year period. Payment of awards may be deferred, if elected. It is the current intention that employee grants will be performance-based. The 2005 Plan provides for accelerated vesting in the event of death or retirement. Non-employee directors also may elect to defer a portion of their cash compensation, with such deferred amount to be paid by delivery of deferred stock units. Outstanding awards are granted at fair market value on grant date. The number of shares of Common Stock which remains available for future grants under the 2005 Plan at December 31, 2008 is 3,252,162 shares.

A summary of the status of the Company's awards granted under the 2005 Plan as of December 31, 2008, and changes during the year then ended, is presented below:

                                                      Weighted Average
                                                      Grant-Date Fair
         Awards                          Shares/Units      Value
         ------                          ------------ ----------------
         Balance at December 31, 2007       91,221*        $13.29
         Granted:
           Restricted stock                 35,878          13.10
           Restricted stock units            7,500          12.49
           Deferred stock units              2,961          11.40
         Vested & issued                    (7,866)         13.20
         Forfeited                            --             --
         -------------------------------------------------------------
         Balance at December 31, 2008
          (includes 103,354 performance-
          based awards and 26,340
          nonperformance-based awards)     129,694         $13.15
         -------------------------------------------------------------

*Includes 3,750 units previously denoted as vested that were deferred.

Compensation costs resulting from awards granted under the 2005 Plan are based on the fair value of the award on grant date (determined by the average of the high and low price on grant date) and recognized on a straight-line basis over the requisite service period. For those awards with performance conditions, compensation costs are based on the most probable outcome and, if such goals are not met, compensation cost is not recognized and any previously recognized compensation cost is reversed. The total compensation costs for restricted stock granted to employees

10

                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

for the year ended December 31, 2008 were $497,408. The total compensation costs for restricted stock units granted to non-employee directors for the year ended December 31, 2008 were $100,793. As of December 31, 2008, there were total unrecognized compensation costs of $451,496, a component of additional capital surplus, related to nonvested equity-based compensation arrangements granted under the 2005 Plan. Those costs are expected to be recognized over a weighted average period of 1.60 years. The total fair value of shares vested and issued during the year ended December 31, 2008 was $101,961.

7. Officer and Director Compensation

The aggregate remuneration paid during the year ended December 31, 2008 to officers and directors amounted to $2,566,568, of which $314,031 was paid to directors who were not officers. These amounts represent the taxable income to the Company's officers and directors and therefore differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with generally accepted accounting principles.

8. Portfolio Securities Loaned

The Company makes loans of securities to approved brokers to earn additional income. It receives as collateral cash deposits, U.S. Government securities, or bank letters of credit valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Company on the next business day. Cash deposits are placed in a registered money market fund. The Company accounts for securities lending transactions as secured financing and receives compensation in the form of fees or retains a portion of interest on the investment of any cash received as collateral. The Company also continues to receive interest or dividends on the securities loaned. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Company. At
December 31, 2008, the Company had securities on loan of $115,709,562 and held cash collateral of $116,405,576; additional collateral was delivered the next business day in accordance with the procedure described above. The Company is indemnified by the Custodian, serving as lending agent, for loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.

9. New Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), which is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about derivative and hedging activities, including how such activities are accounted for and their effect on financial position, performance and cash flows. Application of the standard is not expected to materially impact the Company's financial statements and related disclosures.

                                                                             11

                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


                                                                 Year Ended December 31
                                                  ----------------------------------------------------
                                                    2008      2007       2006       2005       2004
------------------------------------------------------------------------------------------------------
Per Share Operating Performance
  Net asset value, beginning of year                $15.72     $15.86     $14.71     $15.04     $14.36
------------------------------------------------------------------------------------------------------
    Net investment income                             0.25      0.30*       0.23       0.22     0.23**
    Net realized gains and increase (decrease)
      in unrealized appreciation                    (5.68)       0.61       1.86       0.32       1.39
    Change in accumulated
      other comprehensive income                    (0.05)       0.00     (0.02)      --         --
------------------------------------------------------------------------------------------------------
  Total from investment operations                  (5.48)       0.91       2.07       0.54       1.62
------------------------------------------------------------------------------------------------------
  Less distributions
    Dividends from net investment income            (0.26)     (0.32)     (0.23)     (0.22)     (0.24)
    Distributions from net realized gains           (0.38)     (0.71)     (0.67)     (0.64)     (0.66)
------------------------------------------------------------------------------------------------------
  Total distributions                               (0.64)     (1.03)     (0.90)     (0.86)     (0.90)
------------------------------------------------------------------------------------------------------
    Capital share repurchases                         0.05       0.04       0.04       0.05       0.02
    Reinvestment of distributions                   (0.04)     (0.06)     (0.06)     (0.06)     (0.06)
------------------------------------------------------------------------------------------------------
  Total capital share transactions                    0.01     (0.02)     (0.02)     (0.01)     (0.04)
------------------------------------------------------------------------------------------------------
  Net asset value, end of year                       $9.61     $15.72     $15.86     $14.71     $15.04
------------------------------------------------------------------------------------------------------
  Per share market price, end of year                $8.03     $14.12     $13.87     $12.55     $13.12
------------------------------------------------------------------------------------------------------

Total Investment Return
  Based on market price                            (38.9)%       9.4%      17.9%       2.2%      13.2%
  Based on net asset value                         (34.4)%       6.5%      15.0%       4.5%      12.1%

Ratios/Supplemental Data
  Net assets, end of year (in 000's)              $840,012 $1,378,480 $1,377,418 $1,266,729 $1,295,549
  Ratio of expenses to average net assets            0.48%      0.44%      0.50%      0.45%      0.43%
  Ratio of net investment income to
    average net assets                               1.82%      1.82%      1.50%      1.44%      1.54%
  Portfolio turnover                                18.09%     10.46%     10.87%     12.96%     13.43%
  Number of shares outstanding at
    end of year (in 000's)                          87,406     87,669     86,838     86,100     86,135
------------------------------------------------------------------------------------------------------

* In 2007, the Company received $5,100,000, or $0.06 per share, in a special cash dividend from Dean Foods Co., of which $2,295,000, or $0.03 per share, was considered a taxable dividend.
** In 2004, the Company received $2,400,000, or $0.03 per share, in an extraordinary dividend from Microsoft Corp.

12

                            SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

                               December 31, 2008

                                                    Shares    Value (A)
       ------------------------------------------------------------------
       Stocks -- 89.5%
         Consumer -- 20.7%
           Consumer Discretionary -- 5.0%
           Lowe's Companies, Inc. (B).............   600,000 $ 12,912,000
           McDonald's Corp........................   135,000    8,395,650
           Newell Rubbermaid Inc..................   400,000    3,912,000
           Ryland Group Inc. (B)..................   343,500    6,069,645
           Target Corp. (B) (C)...................   320,000   11,049,600
                                                             ------------
                                                               42,338,895
                                                             ------------
           Consumer Staples -- 15.7%
           Avon Products, Inc.....................   405,000    9,732,150
           Bunge Ltd. (B).........................   160,000    8,283,200
           Coca-Cola Co...........................   240,000   10,864,800
           CVS/Caremark Corp......................   285,000    8,190,900
           Dean Foods Co. (B) (D).................   340,000    6,109,800
           Del Monte Foods Co..................... 1,300,000    9,282,000
           Hansen Natural Corp. (D)...............   375,000   12,573,750
           PepsiCo, Inc...........................   360,000   19,717,200
           Procter & Gamble Co. (B)...............   315,000   19,473,300
           Safeway, Inc...........................   390,000    9,270,300
           Unilever plc ADR.......................   800,000   18,416,000
                                                             ------------
                                                              131,913,400
                                                             ------------
         Energy -- 12.3%
           Chevron Corp...........................   150,000   11,095,500
           ConocoPhillips (B).....................   150,000    7,770,000
           CONSOL Energy Inc......................   200,000    5,716,000
           Exxon Mobil Corp.......................   215,000   17,163,450
           Halliburton Co.........................   300,000    5,454,000
           Petroleum & Resources Corporation (E).. 2,186,774   42,445,283
           Schlumberger Ltd.......................   140,000    5,926,200
           Transocean Inc. (D)....................   160,000    7,560,000
                                                             ------------
                                                              103,130,433
                                                             ------------
         Financial -- 10.1%
           Banking -- 9.2%
           Bank of America Corp...................   800,000   11,264,000
           Bank of New York Mellon Corp...........   403,775   11,438,946
           PNC Financial Services Group Inc. (B)..   200,000    9,800,000
           Prosperity Bancshares, Inc. (B)........   160,000    4,734,400
           State Street Corp. (B).................   260,000   10,225,800
           Visa Inc...............................   180,000    9,441,000
           Wells Fargo & Co. (B)..................   425,000   12,529,000
           Wilmington Trust Corp. (B).............   363,000    8,073,120
                                                             ------------
                                                               77,506,266
                                                             ------------
           Insurance -- 0.9%
           Prudential Financial Inc...............   235,000    7,111,100
                                                             ------------

                                                                             13

                      SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                               December 31, 2008

                                                      Shares    Value (A)
     ----------------------------------------------------------------------
       Health Care -- 15.8%
         Abbott Laboratories........................   320,000 $ 17,078,400
         Bristol-Myers Squibb Co. (B)...............   345,000    8,021,250
         Genentech, Inc. (D)........................   220,000   18,240,200
         Hospira Inc. (D)...........................   300,000    8,046,000
         Johnson & Johnson..........................   255,000   15,256,650
         Medtronic, Inc. (B)........................   310,000    9,740,200
         Pfizer Inc................................. 1,120,000   19,835,200
         Senomyx, Inc. (D)..........................   984,400    2,746,476
         Teva Pharmaceutical Industries Ltd. ADR....   370,000   15,750,900
         Wyeth Co...................................   325,000   12,190,750
         Zimmer Holdings, Inc. (D)..................   150,000    6,063,000
                                                               ------------
                                                                132,969,026
                                                               ------------
       Industrials -- 13.4%
         Cintas Corp................................   300,000    6,969,000
         Curtiss-Wright Corp. (B)...................   360,000   12,020,400
         Emerson Electric Co........................   300,000   10,983,000
         General Electric Co........................ 1,388,000   22,485,600
         Harsco Corp................................   250,000    6,920,000
         Illinois Tool Works Inc. (B)...............   250,000    8,762,500
         Masco Corp. (B)............................   450,000    5,008,500
         Oshkosh Corp. (B)..........................   330,000    2,933,700
         Spirit AeroSystems Holdings, Inc. (B) (D)..   720,000    7,322,400
         Tata Motors Ltd. ADR....................... 1,000,000    4,450,000
         3M Co......................................   160,000    9,206,400
         United Technologies Corp...................   300,000   16,080,000
                                                               ------------
                                                                113,141,500
                                                               ------------
       Information Technology -- 11.7%
         Communication Equipment -- 0.6%
         Corning Inc................................   500,000    4,765,000
                                                               ------------
         Computer Related -- 8.8%
         Automatic Data Processing Inc. (B).........   300,000   11,802,000
         Cisco Systems, Inc. (D)....................   850,000   13,855,000
         Dell Inc. (D)..............................   585,000    5,990,400
         Microsoft Corp............................. 1,180,000   22,939,200
         Oracle Corp. (D)........................... 1,100,000   19,503,000
                                                               ------------
                                                                 74,089,600
                                                               ------------
         Electronics -- 2.3%
         Broadcom Corp. (B) (D).....................   400,000    6,788,000
         Intel Corp. (B)............................   840,000   12,314,400
                                                               ------------
                                                                 19,102,400
                                                               ------------
       Materials -- 1.1%
         du Pont (E.I.) de Nemours and Co...........   360,000    9,108,000
                                                               ------------

14

                      SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                               December 31, 2008

                                                                               Prin. Amt.
                                                                               or Shares     Value (A)
---------------------------------------------------------------------------------------------------------
  Telecom Services -- 1.4%
    AT&T Corp.................................................................     400,000 $  11,400,000
                                                                                           -------------
  Utilities -- 3.0%
    MDU Resources Group, Inc..................................................     562,500    12,138,750
    Northeast Utilities.......................................................     350,000     8,421,000
    Spectra Energy Corp.......................................................     305,780     4,812,977
                                                                                           -------------
                                                                                              25,372,727
                                                                                           -------------
Total Stocks
  (Cost $864,016,288).........................................................               751,948,347
                                                                                           -------------
Short-Term Investments -- 10.6%
    U.S. Government Obligations -- 1.5%
    U.S. Treasury Bills, 0.22%, due 2/12/09 (F)............................... $12,500,000    12,496,792
                                                                                           -------------
    Commercial Paper -- 3.6%
    Chevron Funding Co., 1.05%, due 1/14/09................................... $ 3,300,000     3,298,749
    ConocoPhillips, 1.25%, due 1/6/09-1/13/09................................. $15,000,000    14,995,458
    Hewlett Packard Co., 0.25%, due 1/5/09.................................... $ 5,600,000     5,599,844
    Toyota Motor Credit Corp., 1.19-1.44%, due 1/26/09-1/30/09................ $ 6,100,000     6,093,987
                                                                                           -------------
                                                                                              29,988,038
                                                                                           -------------
    Money Market Funds -- 5.5%
    Fidelity Institutional Money Market - Government Portfolio, 1.02% (G).....  20,000,000    20,000,000
    Fidelity Institutional Money Market - Treasury Only Portfolio, 0.54% (G)..   5,600,000     5,600,000
    Fidelity Institutional Money Market - Treasury Portfolio, 0.34% (G).......   1,000,000     1,000,000
    Vanguard Federal Money Market, 1.74% (G)..................................  20,000,000    20,000,000
    Vanguard Admiral Treasury Money Market, 0.93% (G).........................      50,000        50,000
                                                                                           -------------
                                                                                              46,650,000
                                                                                           -------------
    Time Deposit -- 0.0%
    Wells Fargo Bank, 0.06%, due 1/2/09.......................................                   207,678
                                                                                           -------------
Total Short-Term Investments
  (Cost $89,342,508)..........................................................                89,342,508
                                                                                           -------------
Total Securities Lending Collateral -- 13.9%
  (Cost $116,405,576)
    Money Market Funds -- 13.9%
    Invesco Aim Short-Term Investment Trust - Liquid Assets Portfolio
      (Institutional Class), 1.67% (G)........................................               116,405,576
                                                                                           -------------
Total Investments -- 114.0%
  (Cost $1,069,764,372).......................................................               957,696,431
    Cash, receivables, prepaid expenses and other assets, less
      liabilities -- (14.0)%..................................................              (117,684,288)
                                                                                           -------------
Net Assets -- 100.0%..........................................................             $ 840,012,143

--------------------------------------------------------------------------------
Notes:
(A) See note 1 to financial statements. Securities are listed on the New York Stock Exchange or the NASDAQ.
(B) A portion of shares held are on loan. See note 8 to financial statements.
(C) All or a portion of this security is pledged to cover open written call option contracts. Aggregate market value of such pledged securities is $690,600.
(D) Presently non-dividend paying.
(E) Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.
(F) All or a portion of this security is pledged to collateralize open written put option contracts with an aggregate value to deliver upon exercise of $1,812,000.
(G) Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

                                                                             15

                   SCHEDULE OF OUTSTANDING OPTION CONTRACTS
--------------------------------------------------------------------------------

                               December 31, 2008

 Contracts                                 Contract
(100 shares                        Strike Expiration
   each)          Security         Price     Date     Value
------------------------------------------------------------

                       COVERED CALLS

    200     Target Corp........... $ 65     Jan 09   $ 1,000
    ---                                              -------

                    COLLATERALIZED PUTS

    150     Bank of America Corp..  10      Jan 09     1,050
    132     Coca-Cola Co..........  35      Feb 09     3,300
    150     State Street Corp.....  35      Jan 09    18,000
    100     State Street Corp..... 22.50    Feb 09     6,500
    200     Target Corp........... 22.50    Jan 09     1,400
    ---                                              -------
    732                                               30,250
    ---                                              -------
                                                     $31,250
                                                     =======

--------------------------------------------------------------------------------

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Directors and Stockholders of The Adams Express Company:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Adams Express Company (the "Company") at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland
February 11, 2009

16

                        CHANGES IN PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

                During the Three Months Ended December 31, 2008
                                  (unaudited)

                                                      Shares
                                        ----------------------------------
                                                                 Held
                                        Additions Reductions Dec. 31, 2008
                                        --------- ---------- -------------
     Avon Products, Inc................   30,000                405,000
     Bank of America Corp..............   70,000                800,000
     Bunge Ltd.........................   30,000                160,000
     Coca-Cola Co......................   40,000                240,000
     CVS/Caremark Corp.................   10,000                285,000
     Harsco Corp.......................  125,000                250,000
     Hospira Inc.......................  300,000                300,000
     McDonald's Corp...................   60,000                135,000
     Oshkosh Corp......................   25,000                330,000
     Spirit AeroSystems Holdings, Inc..  170,000                720,000
     Transocean Inc....................   70,000                160,000
     Visa Inc..........................   10,000                180,000
     Wells Fargo & Co..................  200,000                425,000
     Zimmer Holdings, Inc..............   10,000                150,000
     WGL Holdings, Inc.................   50,000    50,000        --
     ConocoPhillips....................            145,000      150,000
     Harley-Davidson, Inc..............            130,000        --
     Prosperity Bancshares, Inc........             90,000      160,000
     Schlumberger Ltd..................            240,000      140,000



                           -------------------------

 This report, including the financial statements herein, is transmitted to the stockholders of The Adams Express Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.


                                                                             17

                           THE ADAMS EXPRESS COMPANY
--------------------------------------------------------------------------------


        Calendar   Market   Cumulative    Cumulative  Total   Total net
         year      value   market value  market value market    asset
          end        of     of capital    of income   value     value
                  original     gains      dividends
                   shares  distributions   taken in
                             taken in       shares
                              shares
        ---------------------------------------------------------------
         1994     $ 8,703     $   615       $  256    $ 9,574  $11,020
         1995      10,301       1,444          638     12,383   14,300
         1996      11,000       2,370        1,035     14,405   17,286
         1997      13,472       4,032        1,655     19,159   22,587
         1998      14,829       5,814        2,194     22,837   27,906
         1999      18,693       9,219        3,149     31,061   37,273
         2000      17,544      10,825        3,218     31,587   35,679
         2001      11,880       9,410        2,502     23,792   26,853
         2002       8,831       7,923        2,124     18,878   21,647
         2003      10,368      10,444        2,810     23,622   27,334
         2004      10,961      12,284        3,476     26,721   30,631
         2005      10,485      13,050        3,754     27,289   31,985
         2006      11,588      15,865        4,707     32,160   36,774
         2007      11,796      17,834        5,527     35,157   39,141
         2008       6,709      11,082        3,675     21,466   25,689

                          Illustration of an assumed
                         15 year investment of $10,000
                                  (unaudited)

Investment income dividends and capital gains distributions are taken in additional shares. This chart covers the years 1994-2008. Fees for the reinvestment of interim dividends are assumed as 2% of the amount reinvested (maximum of $2.50) and commissions of $0.05 per share. There is no charge for reinvestment of year-end distributions. No adjustment has been made for any income taxes payable by stockholders on income dividends or on capital gains distributions, or the sale of any shares. These results should not be considered representative of the dividend income or capital gain or loss which may be realized in the future.

                                    [CHART]


18

                        HISTORICAL FINANCIAL STATISTICS
--------------------------------------------------------------------------------

                                  (unaudited)

                                                           Dividends  Distributions     Total
                                                              From      From Net      Dividends
                                     Net Asset    Market   Investment   Realized         and          Annual
            Value Of       Shares      Value      Value      Income       Gains     Distributions    Rate of
Dec. 31    Net Assets   Outstanding* Per Share* Per Share* Per Share*  Per Share*    Per Share*   Distribution**
----------------------------------------------------------------------------------------------------------------
 1994    $  798,297,600  66,584,985    $11.99     $10.42      $.33        $ .73         $1.06          9.27%
 1995       986,230,914  69,248,276     14.24      12.33       .35          .76          1.11          9.53
 1996     1,138,760,396  72,054,792     15.80      13.17       .35          .80          1.15          8.95
 1997     1,424,170,425  74,923,859     19.01      16.13       .29         1.01          1.30          8.65
 1998     1,688,080,336  77,814,977     21.69      17.75       .30         1.10          1.40          8.17
 1999     2,170,801,875  80,842,241     26.85      22.38       .26         1.37          1.63          8.53
 2000     1,951,562,978  82,292,262     23.72      21.00       .22         1.63          1.85          7.76
 2001     1,368,366,316  85,233,262     16.05      14.22       .26         1.39          1.65          9.44
 2002     1,024,810,092  84,536,250     12.12      10.57       .19          .57           .76          6.14
 2003     1,218,862,456  84,886,412     14.36      12.41       .17          .61           .78          6.80
 2004     1,295,548,900  86,135,292     15.04      13.12       .24          .66           .90          7.05
 2005     1,266,728,652  86,099,607     14.71      12.55       .22          .64           .86          6.65
 2006     1,377,418,310  86,838,223     15.86      13.87       .23          .67           .90          6.80
 2007     1,378,479,527  87,668,847     15.72      14.12       .32          .71          1.03          7.15
 2008       840,012,143  87,406,443      9.61       8.03       .26          .38           .64          5.61

--------
* Adjusted to reflect the 3-for-2 stock split effected in October 2000.
** The annual rate of distribution is the total dividends and capital gain distributions during the year divided by the average daily market price of the Company's Common Stock.

                           -------------------------

                                 Common Stock
                     Listed on the New York Stock Exchange

                           The Adams Express Company
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                       (410) 752-5900 or (800) 638-2479
                         Website: www.adamsexpress.com
                       E-mail: contact@adamsexpress.com
                        Counsel: Chadbourne & Parke LLP
   Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
        Transfer Agent & Registrar: American Stock Transfer & Trust Co.
            Custodian of Securities: Brown Brothers Harriman & Co.

                                                                             19

                               OTHER INFORMATION
--------------------------------------------------------------------------------


Statement on Quarterly Filing of Complete Portfolio Schedule
In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to shareholders, the Company also files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Company's Forms N-Q are available on the Commission's website at www.sec.gov. The Company's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Company also posts its Forms N-Q on its website at: www.adamsexpress.com, under the heading "Financial Reports" and then "All Other SEC Filings".

Annual Certification
The Company's CEO has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Proxy Voting Policies and Record
A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information as to how the Company voted proxies relating to portfolio securities during the 12 month period ended June 30, 2008 are available (i) without charge, upon request, by calling the Company's toll free number at
(800) 638-2479; (ii) on the Company's website by clicking on "Corporate Information" heading on the website; and (iii) on the Securities and Exchange Commission's website at www.sec.gov.

Forward-Looking Statements
This report contains "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company's actual results are the performance of the portfolio of stocks held by the Company, the conditions in the U.S. and international financial markets, the price at which shares of the Company will trade in the public markets, and other factors discussed in the Company's periodic filings with the Securities and Exchange Commission.

Privacy Policy
In order to conduct its business, the Company, through its transfer agent, currently American Stock Transfer & Trust Company, collects and maintains certain nonpublic personal information about our stockholders of record with respect to their transactions in shares of our securities. This information includes the stockholder's address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose shares of our securities are held in "street name" by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, our other stockholders or our former stockholders to third parties unless necessary to process a transaction, service an account or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about our stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

20

                     STOCKHOLDER INFORMATION AND SERVICES
--------------------------------------------------------------------------------

WE ARE OFTEN ASKED --

How do I invest in Adams Express?

Adams Express Common Stock is listed on the New York Stock Exchange. The stock's ticker symbol is "ADX" and may be bought and sold through registered investment security dealers. Your broker will be able to assist you in this regard. In addition, stock may be purchased through our transfer agent, American Stock Transfer & Trust Company's INVESTORS CHOICE Plan (see page 23).

Where do I get information on the stock's price, trading and/or net asset value?

The daily net asset value (NAV) per share and closing market price may be obtained from our website at www.adamsexpress.com. The daily NAV is also available on the NASDAQ Mutual Fund Quotation System under the symbol XADEX. The week-ending NAV is published on Saturdays in various newspapers.

Adams Express daily trading is shown in the stock tables of many daily newspapers, often with the abbreviated form "AdaEx." Local newspapers determine, usually by volume of traded shares, which securities to list. If your paper does not carry our listing, please telephone the Company at (800) 638-2479 or visit our website.

How do I replace a lost certificate(s) or how do I correct a spelling error on my certificate?

Your Adams Express stock certificates are valuable documents and should be kept in a safe place. For tax purposes, keep a record of each certificate, including the cost or market value of the shares it covers at the time acquired. If a certificate is lost, destroyed or stolen, notify the transfer agent immediately so a "stop transfer" order can be placed on the records to prevent an unauthorized transfer of your certificate. The necessary forms and requirements to permit the issuance of a replacement certificate will then be sent to you. A certificate can be replaced only after the receipt of an affidavit regarding the loss accompanied by an open surety bond, for which a small premium is paid by the stockholder.

In the event a certificate is issued with the holder's name incorrectly spelled, a correction can only be made if the certificate is returned to the transfer agent with instructions for correcting the error. Transferring shares to another name also requires that the certificate be forwarded to the transfer agent with the appropriate assignment forms completed and the signature of the registered owner Medallion guaranteed by a bank or member firm of The New York Stock Exchange, Inc.

Is direct deposit of my dividend checks available?

Yes, our transfer agent offers direct deposit of your interim dividend and year-end distribution checks. You can request direct deposit with American Stock Transfer either on-line or by calling them at the phone number provided on page 23.

Who do I notify of a change of address?

The transfer agent.

We go to Florida (Arizona) every winter. How do we get our mail from Adams Express?

The transfer agent can program a seasonal address into its system; simply send the temporary address and the dates you plan to be there to the transfer agent.

I want to give shares to my children, grandchildren, etc. as a gift. How do I go about it?

Giving shares of Adams Express is simple and is handled through our transfer agent. The stock transfer rules are clear and precise for most forms of transfer. They will vary slightly depending on each transfer, so write to the transfer agent stating the exact intent of your gift plans and the transfer agent will send you the instructions and forms necessary to effect your transfer.

How do I transfer shares held at American Stock Transfer (AST)?

There are many circumstances that require the transfer of shares to new registrations, e.g., marriage, death, a child reaching the age of maturity, or giving shares as a gift. Each situation requires different forms of documentation to support the transfer. You may obtain transfer instructions and download the necessary forms from our transfer agent's website:
www.amstock.com. Click on Shareholder Services, then General Shareholder Information and Transfer Instructions.

                                                                             21

               STOCKHOLDER INFORMATION AND SERVICES (CONTINUED)
--------------------------------------------------------------------------------


DIVIDEND PAYMENT SCHEDULE

The Company presently pays dividends four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a "year-end" distribution, payable in late December, consisting of the estimated balance of the net investment income for the year and the net realized capital gain earned through October 31. Stockholders may elect to receive the year-end distribution in stock or cash. In connection with this distribution, all stockholders of record are sent a dividend announcement notice and an election card in mid-November.

Stockholders holding shares in "street" or brokerage accounts may make their election by notifying their brokerage house representative.

INVESTORS CHOICE

INVESTORS CHOICE is a direct stock purchase and sale plan, as well as a dividend reinvestment plan, sponsored and administered by our transfer agent, American Stock Transfer & Trust Company (AST). The Plan provides registered stockholders and interested first time investors an affordable alternative for buying, selling, and reinvesting in Adams Express shares.

The costs to participants in administrative service fees and brokerage commissions for each type of transaction are listed below.


        Initial Enrollment and
         Optional Cash Investments
          Service Fee                             $2.50 per investment
          Brokerage Commission                         $0.05 per share

        Reinvestment of Dividends*
          Service Fee                            2% of amount invested
                                   (maximum of $2.50 per investment)
          Brokerage Commission                         $0.05 per share

        Sale of Shares
          Service Fee                                           $10.00
          Brokerage Commission                         $0.05 per share

        Deposit of Certificates for safekeeping
         (waived if sold)                                        $7.50
        Book to Book Transfers                                Included
        To transfer shares to another participant or to a new
        participant

        Fees are subject to change at any time.

             Minimum and Maximum Cash Investments
             Initial minimum investment (non-holders)     $500.00
             Minimum optional investment
              (existing holders)                           $50.00
             Electronic Funds Transfer
              (monthly minimum)                            $50.00
             Maximum per transaction                   $25,000.00
             Maximum per year                                NONE

A brochure which further details the benefits and features of INVESTORS CHOICE as well as an enrollment form may be obtained by contacting AST.

For Non-registered Stockholders

For stockholders whose stock is held by a broker in "street" name, the AST INVESTORS CHOICE Direct Stock Purchase and Sale Plan remains available through many registered investment security dealers. If your shares are currently held in a "street" name or brokerage account, please contact your broker for details about how you can participate in AST's Plan or contact AST.

                                  ----------

                                  The Company
                           The Adams Express Company
                            Lawrence L. Hooper, Jr.
                 Vice President, General Counsel and Secretary
            Seven St. Paul Street, Suite 1140, Baltimore, MD 21202
                                (800) 638-2479
                         Website: www.adamsexpress.com
                       E-mail: contact@adamsexpress.com

                              The Transfer Agent
                    American Stock Transfer & Trust Company
                       Address Stockholder Inquiries to:
                       Shareholder Relations Department
                                59 Maiden Lane
                              New York, NY 10038
                                (877) 260-8188
                           Website: www.amstock.com
                           E-mail: info@amstock.com

                       Investors Choice Mailing Address:
                       Attention: Dividend Reinvestment
                                 P.O. Box 922
                              Wall Street Station
                            New York, NY 10269-0560
                           Website: www.amstock.com
                           E-mail: info@amstock.com

*The year-end dividend and capital gain distribution will usually be made in newly issued shares of Common Stock. There are no fees or commissions in connection with this dividend and capital gain distribution when made in newly issued shares.

22

                              BOARD OF DIRECTORS
--------------------------------------------------------------------------------

                                                                                         Number of
                                                                                         portfolios
                                                                                         in fund
                           Position   Term    Length                                     complex
Personal                   held with  of      of time  Principal Occupations             overseen    Other
Information                the fund   office  served   during the last 5 years           by director directorships
---------------------------------------------------------------------------------------------------------------------------------
Independent Directors

 Enrique R. Arzac, Ph.D.   Director   One     Since    Professor of Finance and              Two     Director of Petroleum &
 7 St. Paul Street,                   Year    1983     Economics, formerly, Vice Dean                Resources Corporation and
 Suite 1140                                            of Academic Affairs of the                    Credit Suisse Asset
 Baltimore, MD 21202                                   Graduate School of Business,                  Management Funds
 Age 67                                                Columbia University.                          (31 funds) (investment
                                                                                                     companies), Epoch Holdings
                                                                                                     Corporation (asset
                                                                                                     management), and
                                                                                                     Starcomms Plc
                                                                                                     (telecommunications).
---------------------------------------------------------------------------------------------------------------------------------
 Phyllis O. Bonanno        Director   One     Since    President & CEO of International      Two     Director of Petroleum &
 7 St. Paul Street,                   Year    2003     Trade Solutions, Inc.                         Resources Corporation
 Suite 1140                                            (consultants). Formerly,                      (investment company), Borg-
 Baltimore, MD 21202                                   President of Columbia College,                Warner Inc. (industrial),
 Age 65                                                Columbia, South Carolina, and                 Mohawk Industries, Inc.
                                                       Vice President of Warnaco Inc.                (carpets and flooring).
                                                       (apparel).
---------------------------------------------------------------------------------------------------------------------------------
 Kenneth J. Dale           Director   One     Since    Senior Vice President and Chief       Two     Director of Petroleum &
 7 St. Paul Street,                   Year    2008     Financial Officer of The                      Resources Corporation
 Suite 1140                                            Associated Press.                             (investment company)
 Baltimore, MD 21202
 Age 52
---------------------------------------------------------------------------------------------------------------------------------
 Daniel E. Emerson         Director   One     Since    Retired Executive Vice                Two     Director of Petroleum &
 7 St. Paul Street,                   Year    1982     President of NYNEX Corp.                      Resources Corporation
 Suite 1140                                            (communications), retired                     (investment company).
 Baltimore, MD 21202                                   Chairman of the Board of both
 Age 84                                                NYNEX Information Resources
                                                       Co. and NYNEX Mobile
                                                       Communications Co. Previously
                                                       Executive Vice President and
                                                       Director of New York Telephone
                                                       Company.
---------------------------------------------------------------------------------------------------------------------------------
 Frederic A. Escherich     Director   One     Since    Private Investor. Formerly,           Two     Director of Petroleum &
 7 St. Paul Street,                   Year    2006     Managing Director and head of                 Resources Corporation
 Suite 1140                                            Mergers and Acquisitions                      (investment company).
 Baltimore, MD 21202                                   Research and the Financial
 Age 56                                                Advisory Department with
                                                       J.P. Morgan.
---------------------------------------------------------------------------------------------------------------------------------
 Roger W. Gale, Ph.D.      Director   One     Since    President & CEO of GF Energy,         Two     Director of Petroleum &
 7 St. Paul Street,                   Year    2005     LLC (consultants to electric                  Resources Corporation
 Suite 1140                                            power companies). Formerly,                   (investment company), Ormat
 Baltimore, MD 21202                                   member of management group,                   Technologies, Inc.
 Age 62                                                PA Consulting Group (energy                   (geothermal and renewable
                                                       consultants).                                 energy), and U.S. Energy
                                                                                                     Association.
---------------------------------------------------------------------------------------------------------------------------------
 Thomas H. Lenagh          Director   One     Since    Financial Advisor. Formerly,          Two     Director of Petroleum &
 7 St. Paul Street,                   Year    1968     Chairman of the Board and CEO                 Resources Corporation,
 Suite 1140                                            of Greiner Engineering Inc.                   Cornerstone Funds, Inc. (3
 Baltimore, MD 21202                                   (formerly Systems Planning                    funds) (investment
 Age 90                                                Corp.) (consultants). Formerly,               companies), and Photonics
                                                       Treasurer and Chief Investment                Product Group, Inc.
                                                       Officer of the Ford Foundation                (crystals).
                                                       (charitable foundation).
---------------------------------------------------------------------------------------------------------------------------------

                                                                             23

                        BOARD OF DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------

                                                                                         Number of
                                                                                         portfolios
                                                                                         in fund
                         Position   Term    Length                                       complex
Personal                 held with  of      of time   Principal Occupations              overseen       Other
Information              the fund   office  served    during the last 5 years            by director    directorships
---------------------------------------------------------------------------------------------------------------------------------
Independent Directors (continued)

 Kathleen T. McGahran,   Director   One     Since     President & CEO of Pelham              Two        Director of Petroleum &
 Ph.D., J.D., C.P.A.                Year    2003      Associates, Inc. (executive                       Resources Corporation
 7 St. Paul Street,                                   education), and Adjunct                           (investment company).
 Suite 1140                                           Associate Professor, Tuck School
 Baltimore, MD 21202                                  of Business, Dartmouth College.
 Age 58                                               Formerly, Associate Dean and
                                                      Director of Executive Education
                                                      and Associate Professor,
                                                      Columbia University.
---------------------------------------------------------------------------------------------------------------------------------
 Craig R. Smith, M.D.    Director   One     Since     President, Williston                   Two        Director of Petroleum &
 7 St. Paul Street,                 Year    2005      Consulting LLC (consultants to                    Resources Corporation
 Suite 1140                                           pharmaceutical and                                (investment company),
 Baltimore, MD 21202                                  biotechnology industries), and                    LaJolla Pharmaceutical
 Age 62                                               Chief Operating Officer and                       Company, and Depomed,Inc.
                                                      Director of Algenol                               (specialty
                                                      Biofuels Inc.                                     pharmaceuticals).
                                                      (ethanol manufacturing).
                                                      Formerly, Chairman, President &
                                                      CEO of Guilford
                                                      Pharmaceuticals
                                                      (pharmaceuticals &
                                                      biotechnology).
---------------------------------------------------------------------------------------------------------------------------------

Interested Director

 Douglas G. Ober         Director,  One     Director  Chairman & CEO of the                  Two         Director of Petroleum &
 7 St. Paul Street,      Chairman   Year    Since     Company and Petroleum &                            Resources Corporation
 Suite 1140              and                1989;     Resources Corporation.                             (investment company).
 Baltimore, MD 21202     CEO                Chairman
 Age 62                                     of the
                                            Board
                                            Since
                                            1991
----------------------------------------------------------------------------------------------------------------------------------

                           THE ADAMS EXPRESS COMPANY
--------------------------------------------------------------------------------


                              Board Of Directors

             Enrique R. Arzac /2,4/       Roger W. Gale /1,3,5/

             Phyllis O. Bonanno /1,4,5/   Thomas H. Lenagh /2,3/

             Kenneth J. Dale /3,4/        Kathleen T. McGahran /1,4,5/

             Daniel E. Emerson /1,3,5/    Douglas G. Ober /1/

             Frederic A. Escherich /2,3/  Craig R. Smith /2,4/


                       --------
                      /1./ Member of Executive Committee
                      /2./ Member of Audit Committee
                      /3./ Member of Compensation Committee
                      /4./ Member of Retirement Benefits Committee
                      /5./ Member of Nominating and Governance Committee


                                   Officers

             Douglas G. Ober            Chairman and Chief
                                          Executive Officer

             Joseph M. Truta            President

             David D. Weaver            Executive Vice President

             Lawrence L. Hooper, Jr.    Vice President, General
                                          Counsel and Secretary

             Maureen A. Jones           Vice President, Chief
                                          Financial Officer and
                                          Treasurer

             David R. Schiminger        Vice President -- Research

             D. Cotton Swindell         Vice President -- Research

             Brian S. Hook              Assistant Treasurer

             Christine M. Sloan         Assistant Treasurer

             Geraldine H. Pare          Assistant Secretary

                                                 Graphic



                                          THE ADAMS EXPRESS COMPANY

                                            SEVEN ST.PAUL STREET

                                                 SUITE 1140

                                             BALTIMORE, MD  21202

                                        (410)752-5900 OR (800)638-2479

                                             www.adamsexpress.com





Item 2. Code of Ethics.

On June 12, 2003, the Board of Directors adopted a code of ethics that applies to Registrant's principal executive officer and principal financial officer. The code of ethics is available on Registrant's website at: www.adamsexpress.com. Since the code of ethics was adopted there have been no amendments to it nor have any waivers from any of its provisions been granted.


Item 3. Audit  Committee  Financial  Expert.

The board of directors has determined that at least one of the members of Registrant's audit committee meets the definition of audit committee financial expert as that term is defined by the Securities and Exchange Commission. The director on the Registrant's audit committee whom the board of directors has determined meets such definition is Enrique R. Arzac, who is independent pursuant to paragraph
(a)(2) of this Item.


Item 4.  Principal Accountant Fees and Services.

     (a) Audit Fees. The aggregate fees for professional services rendered by its independent auditors, PricewaterhouseCoopers LLP, for the audits of the Company's annual and semi-annual financial statements for 2008 and 2007 were $80,462 and $76,630 respectively.

     (b) Audit-Related Fees. There were no audit-related fees in 2008 and 2007.

     (c) Tax Fees. The aggregate fees to Registrant for professional services rendered by PricewaterhouseCoopers LLP for the review of Registrant's excise tax calculations and preparations of federal, state and excise tax returns for 2008 and 2007 were $12,674 and $12,070, respectively.

   (d) All Other Fees. The aggregate fees to Registrant by PricewaterhouseCoopers LLP other than for the services referenced above for 2008 and 2007 were $4,770 and $5,766, respectively, which related to the Company's cash incentive plan and the 2005 Equity Incentive Compensation Plan, and preparation of a report to the Company's Compensation Committee.

     (e) (1) Audit Committee Pre-Approval Policy. As of 2008, all services to be performed for Registrant by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed in 2008 were pre-approved by the committee.

           (2)  Not applicable.

     (f)  Not applicable.

     (g)   The  aggregate  fees  for non-audit  professional
services   rendered   by   PricewaterhouseCoopers   LLP   to
Registrant for 2008 and 2007 were $17,444 and $17,836, respectively.

     (h) The Registrant's audit committee has considered the provision by PricewaterhouseCoopers LLP of the non-audit services described above and found that they are compatible with maintaining PricewaterhouseCoopers LLP's independence.


Item 5. Audit Committee of Listed Registrants.

      (a) The Registrant has a standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the audit committee are: Enrique R. Arzac, Chair, Frederic A. Escherich, Thomas H. Lenagh, and Craig R. Smith.

      (b) Not applicable.


Item  6. Schedule of Investments.

      (a) This schedule is included as part of the report to stockholders filed under Item 1 of this form.

      (b) Not applicable.


Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PROXY VOTING GUIDELINES

The  Adams  Express  Company (Adams)  follows  long-standing general guidelines for the voting of portfolio company proxies and takes very seriously its responsibility to vote all such proxies. The portfolio company proxies are evaluated by our research staff and voted by our portfolio management team, and we annually provide the Board of Directors with a report on how proxies were voted during the previous year. We do not use an outside service to assist us in voting our proxies.

As an internally-managed investment company, Adams uses its own staff of research analysts and portfolio managers. In making the decision to invest in a company for the portfolio, among the factors the research team analyses is the integrity and competency of the company's management. We must be satisfied that the companies we invest in are run by managers with integrity. Therefore, having evaluated this aspect of our portfolio companies' managements, we give significant weight to the recommendations of the company's management in voting on proxy issues.

We vote proxies on a case-by-case basis according to what we deem to be the best long-term interests of our shareholders. The key over-riding principle in any proxy vote is that stockholders be treated fairly and equitably by the portfolio company's management. In general, on the election of directors and on routine issues that we do not believe present the possibility of an adverse impact upon our investment, after reviewing whether applicable corporate governance requirements as to board and committee composition have been met, we will vote in accordance with the recommendations of the company's management. When we believe that the management's recommendation is not in the best interests of our stockholders, we will vote against that recommendation.

Our general guidelines for when we will vote contrary to the
recommendation   of   the  portfolio  company   management's
recommendation are:

Stock Options

Our general guideline is to vote against stock option plans that we believe are unduly dilutive of our stock holdings in the company. We use a general guideline that we will vote against any stock option plan that results in dilution in shares outstanding exceeding 4%. Most stock option plans are established to motivate and retain key employees and to reward them for their achievement. An analysis of a stock option plan can not be made in a vacuum but must be made in the context of the company's overall compensation scheme. In voting on stock option plans, we give consideration to whether the stock option plan is broad-based in the number of employees who are eligible to receive grants under the plan. We generally vote against plans that permit re-pricing of grants or the issuance of options with exercise prices below the grant date value of the company's stock.

Corporate Control/Governance Issues

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, we have a long-standing policy of voting against proposals to create a staggered board of directors. In conformance with that policy, we will generally vote in favor of shareholder proposals to eliminate the staggered election of directors.

Unless we conclude that the proposal is favorable to our interests as a long-term shareholder in the company, our general policy is to vote against amendments to a company's charter that can be characterized as blatant anti-takeover provisions.

With respect to so-called golden parachutes and other severance packages, it is our general policy to vote against proposals relating to future employment contracts that provide that compensation will be paid to any director, officer or employee that is contingent upon a merger or acquisition of the company.

We generally vote for proposals to require that the majority of a board of directors consist of independent directors and vote against proposals to establish a retirement plan for non-employee directors.

We have found that most stockholder proposals relating to social issues focus on very narrow issues that either fall within the authority of the company's management, under the oversight of its board of directors, to manage the day-to-day operations of the company or concern matters that are more appropriate for global solutions rather than company-specific ones. We consider these proposals on a case-by-case basis but usually are persuaded management's position is reasonable and vote in accordance with management's recommendation on these types of proposals.


Item   8.   Portfolio  Managers  of  Closed-End   Management
Investment Companies.

    (a)(1) As of the date of this filing, Douglas G. Ober, Chairman and Chief Executive Officer, Joseph M. Truta, President, and David W. Weaver, Executive Vice President, comprise the 3 person portfolio management team for the Registrant. Mr. Ober and Mr. Truta have served as portfolio managers for the Registrant since 1991 and Mr. Weaver since March 2008. Prior thereto, Mr. Weaver served as Vice President-Research from January 2007 to March 2008 and as a research analyst from 2004 to January 2007. Mr. Ober is the lead member of the portfolio management team. Messrs. Ober, Truta and Weaver receive investment recommendations from a team of research analysts and make decisions jointly about any equity transactions in the portfolio. Concurrence of the portfolio managers is required for an investment recommendation to be approved.

    (2) As of the date of this filing, Mr. Ober and Mr. Truta also serve on the portfolio management team for Registrant's non-controlled affiliate, Petroleum & Resources Corporation (Petroleum), a registered investment company with total net assets of $538,936,942 as of December 31,
2008. Mr. Ober is Chairman, Chief Executive Officer and President of Petroleum, and Mr. Truta is Executive Vice President. The Petroleum fund is a non-diversified fund focusing on the energy and natural resources sectors and the Registrant is a diversified fund with a different focus, and there are few material conflicts of interest that may arise in connection with the portfolio managers' management of both funds. The funds do not buy or sell securities or other portfolio holdings to or from the other, and procedures and policies are in place covering the sharing of expenses and the allocation of investment opportunities, including bunched orders and investments in initial public offerings, between the funds.

      (3) The portfolio managers are compensated through a three-component plan, consisting of salary, annual cash incentive compensation, and equity incentive compensation. The value of each component in any year is determined by the Compensation Committee, comprised solely of independent director members of the Board of Directors ("Committee"). The Committee has periodically employed a compensation consultant to review the plan and its components. Salaries are determined by using appropriate industry surveys and information about the local market as well as general inflation statistics. Cash incentive compensation is based on a combination of absolute and relative fund performance, with a two-thirds weighting, and individual success at meeting goals and objectives set by the Board of Directors at the beginning of each year, with a one-third weighting. Target incentives are set annually based on 80% of salary for the Chief Executive Officer and 60% of salary for the President and Executive Vice President. The fund performance used in determining cash incentive compensation is measured over both a one-year period, accounting for two-thirds of the calculation, and a three-year period, which accounts for one-third. The total return on net asset value of the Fund over each of the two periods is used to determine a base percentage of target, which, for 2008, was then adjusted by performance relative to the S&P 500 Index. Using these calculations, the cash incentive compensation can range from 0% to a maximum of 200% of the established target. Equity incentive compensation, based on a plan approved by stockholders in 2005, can take several forms. Following approval of the plan, grants of restricted stock were made to the portfolio managers in April 2005, with vesting in equal proportions over a three year period. The size of the grants was determined by the Committee with the assistance of an outside compensation consultant. Grants of restricted stock were also made on January 10, 2008 (previous grants had been made on January 11, 2007, and January 12, 2006), which vest three years after grant, but only upon the achievement of specified performance criteria. For the 2008 grants, the target number of restricted shares will vest if, on the January 1 prior to the vest date ("measurement date"), the Registrant's total three year net asset value ("NAV") return meets or exceeds the three year total NAV return of a hypothetical portfolio comprised of a 50/50 blend of the S&P 500 Index and the Lipper Large-Cap Core Mutual Fund Average ("Hypothetical Portfolio"). Depending on the level of Registrant's outperformance or underperformance of the Hypothetical Portfolio on the measurement date, an additional number of shares, a lesser percentage, or no shares will be earned and vest.

    (4) Using a valuation date of December 31, 2008, Mr. Ober beneficially owns equity securities in Registrant valued over $1,000,000. Mr. Truta beneficially owns equity securities in Registrant valued over $1,000,000. Mr. Weaver beneficially owns equity securities in Registrant valued between $100,001 and $500,000.

   (b)  Not applicable.


Item   9:  Purchases  of  Equity  Securities  by  Closed-End
Management Investment Company and Affiliated Purchasers.

                                                 Maximum
                                     Total      Number (or
                                   Number of   Approximate
                                  Shares (or   Dollar Value)
             Total                  Units)    of Shares (or
             Number               Purchased    Units) that
               of      Average    as Part of   May Yet Be
             Shares     Price      Publicly     Purchased
              (or      Paid per   Announced     Under the
             Units)   Share (or    Plans or     Plans or
Period     Purchased    Unit)      Programs     Programs
--------   ---------  ---------   ---------    ---------
Jan. 2008    159,576    $12.64      159,576    4,026,760
Feb. 2008    174,918    $12.75      174,918    3,851,842
Mar. 2008    240,814    $12.44      240,814    3,611,028
Apr. 2008    239,900    $12.89      239,900    3,371,128
May  2008    108,100    $13.12      108,100    3,263,028
June 2008    140,000    $12.47      140,000    3,123,028
Jul. 2008    521,160    $11.73      521,160    2,601,868
Aug. 2008    342,752    $12.08      342,752    2,259,116
Sep. 2008    279,219    $11.44      279,219    1,979,897
Oct. 2008          0    $0                0    1,979,897
Nov. 2008          0    $0                0    1,979,897
Dec. 2008    251,108    $8.00       251,108    4,024,224(2)
--------   ---------  ---------   ---------
Total      2,457,547(1) $11.78    2,457,547(2)

(1) There were no shares purchased other than through a publicly announced plan or program.

(2.a)  The Plan was announced on December 13, 2007.

(2.b)   The  share  amount  approved  for  2008  was  5%  of
outstanding shares, or approximately 4,268,436 shares.

(2.c) The Plan was set to expire December 2008, but was extended by the Board on December 11, 2008 for twelve months, authorizing purchases of up to 5% of the outstanding shares, or approximately 4,275,332 shares, through December 2009.

(2.d)  None.

(2.e)  None.


Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant's board of directors made or implemented after the Registrant last provided disclosure in response to the requirements of
Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or
this Item.


Item 11. Controls and Procedures.

Conclusions of principal officers concerning controls and procedures.

   (a) The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

    (b) There have been no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of
1940) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


Item 12. Exhibits.

(a)(1)   Not applicable. See Registrant's response  to  Item
2 above.

   (2) Separate certifications by the Registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

   (3)  Written   solicitation to  purchase  securities: not
applicable.

(b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.


                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       THE ADAMS EXPRESS COMPANY

BY: 	/s/ Douglas G. Ober
        -----------------------
        Douglas G. Ober
        Chief Executive Officer
	(Principal Executive Officer)

Date:   February 23, 2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



BY: 	/s/ Douglas G. Ober
        -----------------------
        Douglas G. Ober
        Chief Executive Officer
	(Principal Executive Officer)

Date:   February 23, 2009



BY: 	/s/ Maureen A. Jones
        -----------------------
        Maureen A. Jones
        Vice President, Chief Financial Officer and Treasurer
	(Principal Financial Officer)

Date:   February 23, 2009